UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 18, 2020
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number:	(503)	226-4211	Registrant’s telephone number:	(503)	226-4211

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 8.01	Other Events.
On December 18, 2020, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed a request for a general rate increase with the Washington Utilities and Transportation Commission (WUTC). Approximately 90,000 or 12% of NW Natural’s customers are in, and approximately 10% of NW Natural’s revenues are derived from, Washington. The remainder of customers and revenues are in Oregon.

This filing includes a requested increase in annual revenue requirement over two years, consisting of an 8.0% or $6.3 million increase in the first year beginning November 1, 2021 (Year One), and a 3.7% or $3.2 million increase in the second year beginning November 1, 2022 (Year Two). NW Natural is also requesting a $2.2 million, or 3%, offset to rates in the first year via suspension of amortization of a regulatory asset associated with NW Natural’s energy efficiency programs and via application of proceeds from the sale of real property in Portland, Oregon, which would reduce the Year One rate increase to approximately 5%. This proposed two-year rate plan and several mitigating proposals, including maintaining the current return on equity, strive to balance the need to recover long-planned investments that support continued safe and reliable service to customers with the need to maintain affordable rates, especially during these challenging times brought on by the coronavirus (COVID-19) pandemic. The requested increase is intended to recover operating costs and investments made in the distribution system, underground storage facility, operations facilities, including improvements to the resource facility in Vancouver, Washington, and upgrades of critical information technology, including NW Natural’s enterprise resource planning system, and is based upon the following assumptions or requests:

•Capital structure of 50.0% long-term debt, 1.0% short-term debt, and 49.0% common equity;
•Return on equity of 9.4%;
•Cost of capital of 6.913%; and
•Average rate base of $194.7 million, an increase of $20.9 million since the last rate case for capital expenditures already expended at the time of filing, with an additional expected $31.2 million increase in Year One, and an additional expected $21.4 million increase in Year Two, with the increases in Year One and Year Two relating to expected capital expenditures in those years.

NW Natural’s filing will be reviewed by the WUTC and other stakeholders. The process is anticipated to take up to 11 months. NW Natural has requested that the new rates take effect November 1, 2021.

Forward-Looking Statements

This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, strategies, expenses, future events, investments, targeted capital structure, cost of capital, return on equity, average rate base, financial results, financial position, revenue requirement, system reliability, safety, service territory, customer growth, customer rates and the timing and magnitude of any rate changes, rate offsets and mitigation, revenues and earnings, capital expenditures and investments, performance, timing, outcome, or effects of rate cases or other regulatory proceedings, mechanisms, approvals or recoveries, regulatory prudence reviews, anticipated regulatory actions or filings, effects, extent, severity and duration of COVID-19 and resulting economic disruption, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	December 21, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	December 21, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary